UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2012

SRKP 16, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53018 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

2500 Broadway, Bldg. F, Suite F-125
Santa Monica, CA 90045

 (Address of principal executive offices)

(310) 359-1680

(Issuer’s Telephone Number)

5777 West Century Blvd., Suite 360B

 Los Angeles, California 90045

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective April 6, 2012, the Board of Directors acting as an Audit Committee dismissed the firm of AJ. Robbins, PC (“AJ. Robbins”) as the Company’s independent registered certified accountants.  The dismissal was due to the change in control of the Company resulting from its reverse merger with Arrogene NanoTechnologies, Inc. (“Arrogene”).

The Company engaged AJ. Robbins to audit its financial statements for the year ended December 31, 2011. The decision to change accountants was approved and ratified by the Company’s Board of Directors. The report of AJ. Robbins on the financial statements of the Company for the fiscal year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern. Additionally, during the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with AJ. Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While AJ. Robbins was engaged by the Company, there were no disagreements with AJ. Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of AJ. Robbins would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal year ended December 31, 2011.

The Company provided AJ. Robbins with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that AJ. Robbins furnish the Company with a letter addressed to the Commission stating whether or not AJ. Robbins agrees with the foregoing statements. A copy of the letter from AJ. Robbins to the Commission, dated April 11, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Effective April 6, 2012, the Board of Directors acting as an Audit Committee engaged the firm of Rose, Snyder & Jacobs (“Rose Snyder”) as its independent registered certifying accountants.   Rose Snyder has served as the historical independent certifying accounts for Arrogene.  Prior to its engagement as the Company's independent accountant, the Company had not consulted Rose Snyder with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

16.	Letter of AJ. Robbins, PC filed pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRKP 16, Inc.

Dated: April 12, 2012		__/s/ Maurizio Vecchione
	By:	Maurizio Vecchione
	Its:	Chief Executive Officer